  Vanguard Wellesley Income Fund returned about 9% for the fiscal year ended September 30, 2009.
  The fund’s bond holdings, which accounted for about 60% of its assets, helped offset losses in its stock portfolio.
  Wellesley’s performance was in line with its benchmark, but substantially ahead of the average return of its peer funds.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Results of Proxy Voting	10
Fund Profile	11
Performance Summary	13
Financial Statements	15
Your Fund’s After-Tax Returns	35
About Your Fund’s Expenses	36
Trustees Approve Advisory Agreement	38
Glossary	39

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2009
			Ticker	Total
			Symbol	Returns
Vanguard Wellesley Income Fund
Investor Shares			VWINX	9.01%
Admiral™ Shares[1]			VWIAX	9.14
Wellesley Composite Index[2]				9.12
Mixed-Asset Target Conservative Funds Average[3]				5.10

Your Fund’s Performance at a Glance
September 30, 2008–September 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellesley Income Fund
Investor Shares	$19.60	$19.98	$0.916	$0.321
Admiral Shares	47.48	48.41	2.264	0.778

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Made up of unmanaged benchmarks weighted 65% in bonds and 35% in stocks. For bonds: Barclays Capital U.S. Credit A or Better Bond Index. For stocks: the FTSE High Dividend Yield Index.

3 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

Vanguard Wellesley Income Fund’s portfolio of high-quality bonds and dividend-paying blue-chip stocks performed well in a tough economic environment, returning about 9% for the fiscal year ended September 30, 2009. This result closely aligned with the fund’s blended benchmark, the Wellesley Composite Index (+9.12%), and significantly outperformed the average return of mixed-asset target conservative funds (+5.10%).

Wellesley’s strong performance relative to the broad stock market (–5.83%) was largely influenced by the outstanding performance of high-quality bonds during the fiscal year. The fund’s fixed income portfolio returned about 18% for the period, compared with about –6% for its equity counterpart.

The fund’s 30-day SEC yield was 3.66% for the Investor Shares and 3.76% for the Admiral Shares as of September 30.

If you own the fund in a taxable account, you may wish to review the details of its after-tax returns, contained later in this report.

After a precipitous fall, stock markets rebound

In recent months, the financial markets have performed so strongly that it’s almost hard to remember that less than a year ago the global financial system stood on the brink of collapse. Since then, markets have pulled back from the abyss. Although unemployment remains near generational highs, and the prospects of a robust recovery seem dim, the global economy has begun to grind into gear.

Reminders of the markets’ dark days are nevertheless apparent in the index returns for both the past 12 months and the past three years. Over both periods, U.S. stocks recorded negative returns. Global stocks did better over the past 12 months, recouping their late-2008 losses thanks to general strength in developed economies and a powerful rally in emerging markets. Over the past three years, however, international stocks posted a modestly negative return.

The bond market’s turnabout has been equally dramatic

The stock market’s collapse and recovery echo even more dramatic developments in the bond market. At the end of 2008, as the credit markets nearly ceased to function, the difference between the yields of corporate bonds and U.S. Treasury bonds spiked to levels last seen during the Great Depression.

The Federal Reserve and its central bank counterparts around the world responded with aggressive monetary stimulus efforts,

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–6.14%	–5.10%	1.49%
Russell 2000 Index (Small-caps)	–9.55	–4.57	2.41
Dow Jones U.S. Total Stock Market Index	–5.83	–4.58	1.93
MSCI All Country World Index ex USA (International)	6.43	–0.78	8.59

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	10.56%	6.41%	5.13%
Barclays Capital Municipal Bond Index	14.85	5.13	4.78
Citigroup 3-Month Treasury Bill Index	0.39	2.63	2.96

CPI
Consumer Price Index	–1.29%	2.10%	2.61%

while global governments opened the fiscal taps. Investors first tiptoed, then stampeded, back into the market, boosting bond prices and bringing down yields. Over the past 12 months, taxable U.S. bonds returned more than 10%; municipal securities did even better, returning almost 15%, as measured by the Barclays Capital Municipal Bond Index.

The Fed’s rescue campaign has imposed a heavy price on short-term savings vehicles such as money market funds. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Bond holdings curbed the fund’s losses in equities

Wellesley Income Fund’s advisor, Wellington Management Company, LLP, invests in high-quality bonds and stocks with a strong potential for high current income and potential for capital growth. The fund’s strong performance during a turbulent fiscal year was largely driven by its sizable stake in the bond market. Wellesley held roughly 60% of its assets in bonds as of September 30, with the remainder mostly in stocks and a small portion in cash reserves, consistent with the fund’s customary allocation.

The fund’s bond holdings returned about 18% for the fiscal year, slightly behind the 19% result of the benchmark, the Barclays Capital U.S. Credit A or Better Bond Index. Earlier in the period, as investors sought shelter from the volatile stock market, the fund’s fixed income portfolio benefited from its holdings in safe-haven bonds

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Mixed-Asset
			Target
	Investor	Admiral	Conservative
	Shares	Shares	Funds Average
Wellesley Income Fund	0.33%	0.23%	0.91%

1 The fund expense ratios shown are from the prospectus dated January 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the expense ratios were 0.31% for Investor Shares and 0.21% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

such as Treasuries, government agency securities, and government-backed mortgages. Later on, as investors were willing to take on more risk, these same securities restrained the fund’s bond portfolio a bit compared with its benchmark, which has a heavier weighting in corporate bonds.

Wellesley’s stock portfolio returned about –6%, better than the –9% return posted by its benchmark, the FTSE High Dividend Yield Index. The advisor’s selection of stocks in the utilities and energy sectors resulted in the big gains relative to the equity benchmark. However, the fund’s significant underweighting in financials dragged down its returns in the second half of the fiscal year as that sector rallied.

For more details on the fund’s performance over the course of the year, see the Advisor’s Report following this letter.

The fund’s strategy has rewarded long-term investors

Over the long term, Vanguard Wellesley Income Fund’s conservative growth strategy has rewarded investors. You can see this by comparing Wellesley Income Fund’s ten-year average annual return for Investor Shares (+6.53%) with those of its benchmark (+5.08%) and its peer group average (+3.16%).

Even more impressive, your fund, which invests mostly in bonds, has outpaced the ten-year average annual return of the Dow Jones U.S. Total Stock Market Index (+0.94%). In most market environments, we would expect an all-stock portfolio to prevail. Wellesley’s superiority is in part a reflection of the extraordinarily difficult decade for stocks.

Wellesley’s long-term success is also a testament to the skill of Wellington Management. For nearly 40 years,

Total Returns
Ten Years Ended September 30, 2009
Average
Annual Return
Wellesley Income Fund Investor Shares	6.53%
Wellesley Composite Index[1]	5.08
Mixed-Asset Target Conservative Funds Average[2]	3.16

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Bond component (65% weighting) is Barclays Capital U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays Capital U.S. Credit A or Better Bond Index thereafter. Stock component was S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Telephone Index (4.5%) until January 1, 2002, when the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index. As of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index.  As of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

2 Derived from data provided by Lipper Inc.

shareholders have benefited from Wellington’s ability to navigate the complexities of the stock and bond markets in search of suitable investments for the fund’s portfolio.

A word on expenses

The fund’s expense ratio has risen over the past fiscal year. The explanation is twofold.

First, the fund’s average net assets, the asset base used in calculating the expense ratio, declined from a year ago. With a smaller denominator, the fund’s fixed expenses have accounted for a modestly higher percentage of fund assets. Second, the Vanguard funds’ contracts with external advisors generally include an incentive-fee provision that is contingent on the advisors’ performance relative to their benchmarks. This fee structure helps to ensure that the interests of the fund shareholders and advisors remain aligned. Over the past year, the advisory fee increased as the fund’s relative performance improved. The fund’s financial statements include more information about Vanguard Wellesley Income Fund’s incentive fee.

Long-term perspective deters panic and rash decisions

Global financial markets struggled to get their bearing this past fiscal year. While the stock market has recovered somewhat from its losses, its near-term direction remains uncertain.

At Vanguard, we encourage you to focus on the long term and avoid making hasty decisions based on the markets’ short-term volatility. Instead, it’s important to focus on time-tested principles of balance and diversification, both within and across asset classes. One of the best ways to do that is to develop a well-balanced and diversified portfolio that is consistent with your long-term goals, time horizon, and risk tolerance—and then stick to it. Such a portfolio should include a cost-efficient mix of stocks, bonds, and short-term reserves.

Wellesley Income Fund, with its balanced portfolio, can play an important role in such an investment plan. The fund offers investors a low-cost, and relatively low-risk, way to participate in the stock market’s long-term potential growth while generating consistent income from both dividend-paying stocks and a heavy allocation to bonds.

Thank you for investing your assets at Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

October 13, 2009

Advisor’s Report

The Wellesley Income Fund returned about 9% for the fiscal year ended September 30, 2009. The fund’s returns were in line with its composite benchmark return of 9.12%. The fund’s bond portion returned 18.33% for the 12 months, modestly trailing the fixed income benchmark’s return of 18.64%. Wellesley’s stock holdings returned a disappointing –6.13% for the fiscal period, but performed relatively better than the equity benchmark’s return of –9.02%.

Investment environment

Stocks returned –6.91% for the 12 months ended September 30, as measured by the Standard & Poor’s 500 Index. After a brief respite in December 2008, U.S. equities resumed their downward trend in January and February as the markets gave back much of the gains achieved since November.

Beginning in March, however, U.S. equities staged a strong rebound as investors largely cast aside their worries about the severe recession and focused on signs pointing to stabilization in the housing market and overall economy. The March rally was helped by favorable developments in the banking sector, improved consumer sentiment, and moderating U.S. economic data indicating that a recovery may be under way in manufacturing. After pausing in June, equities resumed their ascent in July and August amid better-

than-expected corporate earnings reports and signs that a modest economic recovery may be on the horizon in several regions across the globe. Adding fuel to the recovery were the U.S. Treasury’s updated plan to clean up bank balance sheets, additional government policy actions around the world, and moderating trends in economic data.

Despite persistent negative economic news, an increased appetite for risk has returned to most sectors of the fixed income markets. Companies that could not access the debt market a year ago or even three months ago can now do so at more attractive yields. In the investment-grade corporate bond sector, for example, the aggregate yield spread over U.S. Treasuries has narrowed to levels similar to those seen before the bankruptcy of Lehman Brothers in fall 2008. A host of U.S. government-sponsored programs have also been launched to support the mortgage and asset-backed sectors and to help bring down consumer borrowing costs and reliquefy the market for these securitized loans. Lower Treasury yields have allowed other borrowing costs to decline. Lower London Interbank Offered Rate (LIBOR)—used as an index in pricing many loans to U.S. consumers—as well as lower mortgage rates and swap rates, have provided relief for some mortgage and nonfinancial corporate borrowers.

The fund’s successes

Wellesley’s bond portfolio held up well during the fiscal year, delivering a strong positive absolute return that only modestly underperformed its benchmark index. Our liquidity bias away from corporate bonds and toward agency pass-through mortgage securities was beneficial overall. Although we had some exposure to the financial services industry, our ownership of these credits was relatively limited and was concentrated in issuers that outperformed the benchmark.

The stock portfolio’s performance was disappointing on an absolute basis, but it performed relatively better than its benchmark, led by stock selection in the energy, utilities, and health care sectors. The fund’s allocation to the telecommunications services and industrial sectors also benefited relative performance. BP, ConocoPhillips, FPL Group, and Bristol-Myers Squibb were among the fund’s strongest contributors.

The fund’s shortfalls

In the bond portion of the fund, duration and yield-curve positioning detracted slightly from relative returns as intermediate-term bonds underperformed the short- and long-duration bonds that we favored.

In the stock portfolio, financials, materials, and consumer staples were the largest-detracting sectors from relative performance. Some of our bigger bank holdings, such as Bank of America, JPMorgan Chase, and Wells Fargo, were among stocks that detracted most. These positions were eliminated from the portfolio as their dividends came under pressure. Materials holdings, including International Paper and Dow Chemical, were also among the largest detractors.

The fund’s positioning

With regard to the bond portfolio, we believe the U.S. government’s fiscal and monetary policies to turn the economy around are beginning to take hold, and we are positioning for a bottoming in the economic contraction. Along with that, we should also see a bottoming in interest rates for this cycle and a continued appetite for non-Treasury bonds such as corporate and mortgage-backed bonds. The fund’s fixed income holdings continue to be of very high quality, and we will continue to emphasize liquidity. With yield spreads to Treasuries greatly compressed in recent quarters, we are more inclined to hold Treasuries versus other sectors. For example, we have greatly reduced our exposure to agency pass-through mortgage securities as valuations seem just short of fair, and we see the looming end to the Federal Reserve’s buying program as a negative for this sector.

Within the equity portfolio, we significantly reduced our financials exposure in February and March as credit costs continued to put downward pressure on earnings and dividends of various financial institutions. As financial companies cut their dividends, stock yields fell sharply, piercing the market’s yield threshold. In the spirit of the fund’s income focus, we chose to sell those companies, contributing to our reduced financial stock exposure. Over the past few months, our search for higher-yielding stocks has led us to overseas banks such as Toronto-Dominion, Bank of Nova Scotia, HSBC, and Standard Chartered. These banks have maintained their dividends owing to stronger balance sheets and tighter lending standards.

The dominant theme guiding the fund’s investment strategy is our commitment to provide shareholders an attractive level of income by investing in high-quality securities. In general, the fund’s performance is quite sensitive to the direction of interest rates because of its sizable weighting in bonds and meaningful weighting in high-yielding, interest-rate-sensitive stocks.

Respectfully,

John C. Keogh

Senior Vice President and

Fixed Income Portfolio Manager

W. Michael Reckmeyer, III, CFA

Senior Vice President and

Equity Portfolio Manager

Wellington Management Company, LLP

October 9, 2009

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	354,788,013	10,899,064	97.0%
Charles D. Ellis	352,810,317	12,876,761	96.5%
Emerson U. Fullwood	353,486,891	12,200,186	96.7%
Rajiv L. Gupta	353,988,887	11,698,190	96.8%
Amy Gutmann	353,955,251	11,731,827	96.8%
JoAnn Heffernan Heisen	354,026,528	11,660,550	96.8%
F. William McNabb III	354,636,562	11,050,516	97.0%
André F. Perold	353,365,341	12,321,737	96.6%
Alfred M. Rankin, Jr.	353,965,885	11,721,193	96.8%
Peter F. Volanakis	354,699,688	10,987,390	97.0%

Proposal 2—Update and standardize the funds’ fundamental policies regarding:

(a) Purchasing and selling real estate.

(b) Issuing senior securities.

(c) Borrowing money.

(d) Making loans.

(e) Purchasing and selling commodities.

(f) Concentrating investments in a particular industry or group of industries.

(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Wellesley Income Fund
2a	297,379,133	7,352,692	13,027,285	47,927,968	81.3%
2b	296,229,151	8,629,072	12,900,883	47,927,972	81.0%
2c	291,587,543	8,156,105	18,015,460	47,927,970	79.7%
2d	292,387,114	8,302,737	17,069,253	47,927,974	80.0%
2e	292,432,932	7,994,703	17,331,468	47,927,974	80.0%
2f	294,125,252	8,182,470	15,451,387	47,927,969	80.4%
2g	298,256,117	8,057,938	11,445,054	47,927,969	81.6%

Wellesley Income Fund

Fund Profile
As of September 30, 2009

Total Fund Characteristics

Fund
Yield[1]
Investor Shares	3.7%
Admiral Shares	3.8%
Turnover Rate	53%
Expense Ratio[2]
Investor Shares	0.33%
Admiral Shares	0.23%
Short-Term Reserves	1.4%

Sector Diversification (% of equity exposure)

	Comparative		Broad
	Fund	Index[3] Index[4]
Consumer Discretionary 10.3%		7.6%	10.1%
Consumer Staples	12.9	10.7	9.9
Energy	11.3	6.7	11.0
Financials	15.6	23.9	16.7
Health Care	13.1	11.8	12.9
Industrials	15.1	14.1	10.6
Information Technology	4.9	5.0	18.2
Materials	4.8	5.0	3.9
Telecommunication
Services	4.4	6.5	2.9
Utilities	7.6	8.7	3.8

Total Fund Volatility Measures[5]
Fund Versus		Fund Versus
Composite Index[6]		Broad Index[4]
R-Squared	0.96		0.79
Beta	0.87		0.40

Ten Largest Stocks7 (% of equity exposure)

Merck & Co. Inc.	pharmaceuticals	4.6%
Chevron Corp.	integrated oil
	and gas	4.0
Pfizer Inc.	pharmaceuticals	3.7
Home Depot Inc.	home improvement
	retail	3.5
BP PLC ADR	integrated oil
	and gas	3.5
Kimberly-Clark Corp.	household products	3.2
Johnson & Johnson	pharmaceuticals	3.2
Toronto-Dominion Bank	diversified banks	3.0
AT&T Inc.	integrated
	telecommunication
	services	2.9
Dominion
Resources Inc.	multi-utilities	2.8
Top Ten		34.4%
Top Ten as %
of Total Net Assets		13.0%

1 30-day SEC yield. See the Glossary.

2 The expense ratios shown are from the prospectus dated January 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the expense ratios were 0.31% for Investor Shares and 0.21% for Admiral Shares.

3 FTSE High Dividend Yield Index.

4 Dow Jones U.S. Total Stock Market Index.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6 Wellesley Composite Index, weighted 65% in bonds and 35% in stocks. For the period covered by the volatility measures, the bond component is the Barclays Capital U.S. Credit A or Better Bond Index. The stock component included the S&P 500/Barra Value Index (26% of the overall benchmark), the S&P Utilities Index (4.5%), and the S&P Integrated Telecommunications Services Index (4.5%) until July 1, 2006, when the S&P 500/Barra Value Index was replaced by the S&P 500/Citgroup Value Index. As of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

7 The holdings listed exclude any temporary cash investments and equity index products.

Wellesley Income Fund

Equity Characteristics
			Comparative		Broad
	Fund		Index[1]		Index[2]
Number of Stocks	57		485		4,324
Median Market Cap	$45.2	B	$44.6	B	$29.0	B
Price/Earnings Ratio	13.8	x	23.6	x	27.9	x
Price/Book Ratio	2.2	x	1.8	x	2.1	x
Dividend Yield	4.1%		3.2%		1.9%
Return on Equity	21.2%		18.0%		19.1%
Earnings Growth Rate	4.5%		–1.3%		9.6%
Foreign Holdings	7.4%		0.0%		0.0%

Fixed Income Characteristics
			Comparative		Broad
	Fund		Index[3]		Index[4]
Number of Bonds	312		2,033		8,717
Yield to Maturity	4.0%[5]		4.1%		3.6%
Average Coupon	5.3%		5.5%		4.8%
Average Effective
Maturity	9.2 years		9.3 years		6.6 years
Average Quality[6]	A1		Aa3		Aa1
Average Duration	5.9 years		6.1 years		4.4 years

Sector Diversification[7]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed					0.2%
Finance					32.8
Foreign					7.0
Government Mortgage-Backed					0.6
Industrial					30.0
Treasury/Agency					15.2
Utilities					9.9
Other					4.3

Distribution by Credit Quality6 (% of fixed income portfolio)

Aaa	21.1%
Aa	20.1
A	42.2
Baa	15.1
Ba	0.7
Other	0.8

Equity Investment Focus

1 FTSE High Dividend Yield Index.

2 Dow Jones U.S. Total Stock Market Index.

3 Barclays Capital U.S. Credit A or Better Bond Index.

4 Barclays Capital U.S. Aggregate Bond Index.

5 Before expenses.

6 Moody’s Investors Service.

7 The mortgage-backed securities sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns			Final Value
	Periods Ended September 30, 2009			$	of a 10,000
	One Year	Five Years	Ten Years		Investment
Wellesley Income Fund Investor Shares[1]	9.01%	5.01%	6.53%		$18,832
Barclays Capital U.S. Aggregate Bond Index	10.56	5.13	6.30		18,415
Dow Jones U.S. Total Stock Market Index	–5.83	1.93	0.94		10,978
Wellesley Composite Index[2]	9.12	4.23	5.08		16,408
Mixed-Asset Target Conservative
Funds Average[3]	5.10	2.57	3.16		13,651

					Final Value
			Since	$	of a 100,000
	One Year	Five Years	Inception[4]		Investment
Wellesley Income Fund Admiral Shares	9.14%	5.12%	5.71%		$159,278
Barclays Capital U.S. Aggregate Bond Index	10.56	5.13	5.84		160,925
Dow Jones U.S. Total Stock Market Index	–5.83	1.93	1.12		109,788
Wellesley Composite Index[2]	9.12	4.23	4.30		142,348

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Bond component (65% weighting) is Barclays Capital U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays Capital U.S. Credit A or Better Bond Index thereafter. Stock component was S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Telephone Index (4.5%) until January 1, 2002, when the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index. As of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index.  As of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

3 Derived from data provided by Lipper Inc.

4 Performance for the fund’s Admiral Shares and its comparative standards is calculated since the Admiral Shares inception: May 14, 2001.

Wellesley Income Fund

1 Bond component (65% weighting) is Barclays Capital U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays Capital U.S. Credit A or Better Bond Index thereafter. Stock component was S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Telephone Index (4.5%) until January 1, 2002, when the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index. As of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index.  As of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

Note: See Financial Highlights tables for dividend and capital gains information.

Wellesley Income Fund

Financial Statements

Statement of Net Assets

As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (9.7%)
U.S. Government Securities (8.2%)
	United States Treasury Note/Bond	2.375%	8/31/10	16,500	16,794
	United States Treasury Note/Bond	1.000%	7/31/11	400,000	401,188
	United States Treasury Note/Bond	1.000%	9/30/11	475,000	475,371
	United States Treasury Note/Bond	1.375%	5/15/12	235,000	235,808
					1,129,161
Agency Bonds and Notes (1.2%)
1	Citigroup Inc.	2.875%	12/9/11	25,000	25,843
2	Federal Home Loan Mortgage Corp.	4.750%	11/17/15	50,000	54,759
1	General Electric Capital Corp.	3.000%	12/9/11	17,000	17,619
1	General Electric Capital Corp.	2.000%	9/28/12	24,495	24,655
2	Tennessee Valley Authority	4.375%	6/15/15	35,000	37,432
					160,308
Conventional Mortgage-Backed Securities (0.3%)
3	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	244	260
3	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	46,646	49,648
					49,908
Total U.S. Government and Agency Obligations (Cost $1,329,989)					1,339,377
Corporate Bonds (43.7%)
Asset-Backed/Commercial Mortgage-Backed Securities (0.1%)
3	Ford Credit Auto Owner Trust	2.170%	10/15/13	7,180	7,224
3	Hyundai Auto Receivables Trust	2.030%	8/15/13	5,595	5,605
					12,829
Finance (19.5%)
	Banking (13.7%)
	American Express Co.	7.250%	5/20/14	17,000	19,150
	American Express Co.	5.500%	9/12/16	25,000	24,399
	American Express Co.	6.150%	8/28/17	35,000	36,537
4	ANZ National International Ltd.	6.200%	7/19/13	18,665	20,337
	Bank of America Corp.	4.875%	1/15/13	43,100	44,517
	Bank of America Corp.	7.375%	5/15/14	12,590	14,053
	Bank of America Corp.	5.375%	6/15/14	25,525	26,568
	Bank of America Corp.	5.625%	10/14/16	22,500	22,914
	Bank of New York Mellon Corp.	4.300%	5/15/14	24,670	26,052
	Bank of New York Mellon Corp.	5.450%	5/15/19	49,465	53,671
	Bank One Corp.	7.750%	7/15/25	25,000	29,421
	Barclays Bank PLC	5.000%	9/22/16	12,865	12,955

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Barclays Bank PLC	6.750%	5/22/19	18,605	20,622
BB&T Corp.	4.750%	10/1/12	16,000	16,726
BB&T Corp.	5.250%	11/1/19	19,000	18,901
Capital One Financial Corp.	7.375%	5/23/14	3,335	3,732
Citicorp	6.650%	12/15/10	25,000	25,312
Citigroup Inc.	4.125%	2/22/10	12,000	12,116
Citigroup Inc.	6.500%	1/18/11	10,000	10,443
Citigroup Inc.	8.500%	5/22/19	18,000	20,287
Citigroup Inc.	6.625%	6/15/32	9,000	8,229
Citigroup Inc.	6.000%	10/31/33	15,000	12,438
Citigroup Inc.	5.850%	12/11/34	15,000	13,293
Citigroup Inc.	6.125%	8/25/36	50,000	43,278
Citigroup Inc.	8.125%	7/15/39	3,380	3,793
Credit Suisse USA Inc.	5.125%	1/15/14	23,825	25,262
Credit Suisse USA Inc.	4.875%	1/15/15	28,400	29,790
Credit Suisse USA Inc.	7.125%	7/15/32	13,300	16,468
Deutsche Bank AG	4.875%	5/20/13	30,000	32,002
Fifth Third Bank	4.200%	2/23/10	33,000	33,374
Goldman Sachs Group Inc.	4.750%	7/15/13	18,000	18,886
Goldman Sachs Group Inc.	5.250%	10/15/13	29,400	31,045
Goldman Sachs Group Inc.	6.000%	5/1/14	6,695	7,281
Goldman Sachs Group Inc.	6.250%	9/1/17	39,000	41,090
Goldman Sachs Group Inc.	7.500%	2/15/19	11,790	13,490
Goldman Sachs Group Inc.	6.125%	2/15/33	20,000	20,852
Goldman Sachs Group Inc.	6.450%	5/1/36	25,000	25,032
4 HBOS PLC	6.000%	11/1/33	19,000	13,290
HSBC Bank USA NA	4.625%	4/1/14	13,100	13,602
HSBC Bank USA NA	5.875%	11/1/34	21,000	21,573
HSBC Holdings PLC	7.625%	5/17/32	15,800	18,518
HSBC Holdings PLC	6.500%	5/2/36	22,000	24,075
Huntington National Bank	4.375%	1/15/10	16,000	16,045
JPMorgan Chase & Co.	5.750%	1/2/13	14,000	14,923
JPMorgan Chase & Co.	4.750%	5/1/13	8,000	8,408
JPMorgan Chase & Co.	4.650%	6/1/14	16,500	17,300
JPMorgan Chase & Co.	5.125%	9/15/14	9,665	10,166
JPMorgan Chase & Co.	3.700%	1/20/15	24,000	23,829
JPMorgan Chase & Co.	6.300%	4/23/19	43,000	47,247
3 JPMorgan Chase & Co.	7.900%	12/29/49	23,350	22,591
Mellon Funding Corp.	5.000%	12/1/14	12,000	12,936
Merrill Lynch & Co. Inc.	5.000%	2/3/14	15,000	15,315
Merrill Lynch & Co. Inc.	6.875%	4/25/18	20,000	21,079
Merrill Lynch & Co. Inc.	6.110%	1/29/37	30,000	28,330
Morgan Stanley	5.300%	3/1/13	37,925	39,852
Morgan Stanley	6.000%	5/13/14	15,000	15,996
Morgan Stanley	7.300%	5/13/19	31,455	34,581
Morgan Stanley	7.250%	4/1/32	51,100	58,039
4 National Australia Bank Ltd.	4.800%	4/6/10	21,000	20,906
National City Bank of Pennsylvania	7.250%	10/21/11	22,000	23,587
National City Bank	5.800%	6/7/17	50,000	50,281
National Westminster Bank PLC	7.375%	10/1/09	29,825	29,830
Northern Trust Co.	4.600%	2/1/13	10,000	10,458
Northern Trust Corp.	4.625%	5/1/14	6,130	6,596
PNC Bank NA	5.250%	1/15/17	16,000	16,049
3 PNC Financial Services Group Inc.	8.250%	5/31/49	12,000	11,430
Regions Financial Corp.	7.000%	3/1/11	23,000	22,532
Royal Bank of Canada	5.650%	7/20/11	20,000	21,483

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Royal Bank of Scotland Group PLC	5.000%	10/1/14	18,975	17,273
State Street Corp.	5.375%	4/30/17	55,500	58,015
SunTrust Bank	6.375%	4/1/11	15,000	15,574
4 Svenska Handelsbanken AB	4.875%	6/10/14	29,000	30,374
US Bank NA	6.375%	8/1/11	25,000	27,121
US Bank NA	4.950%	10/30/14	12,400	13,330
Wachovia Bank NA	4.800%	11/1/14	19,640	20,091
Wachovia Corp.	4.875%	2/15/14	19,250	19,800
Wachovia Corp.	6.605%	10/1/25	15,000	15,381
4 WEA Finance LLC	7.125%	4/15/18	21,425	22,280
Wells Fargo & Co.	3.750%	10/1/14	20,000	19,946
Wells Fargo Bank NA	6.450%	2/1/11	25,000	26,373
Wells Fargo Bank NA	5.950%	8/26/36	25,000	25,337
3 Wells Fargo Capital XV	9.750%	12/29/49	15,825	16,458
Wells Fargo Financial Inc.	5.500%	8/1/12	34,100	36,641

Brokerage (0.1%)
Charles Schwab Corp.	4.950%	6/1/14	7,650	8,177

Finance Companies (1.6%)
General Electric Capital Corp.	5.450%	1/15/13	25,550	27,097
General Electric Capital Corp.	5.900%	5/13/14	10,565	11,383
General Electric Capital Corp.	6.750%	3/15/32	75,000	77,200
General Electric Capital Corp.	5.875%	1/14/38	25,000	22,691
General Electric Capital Corp.	6.875%	1/10/39	33,000	34,167
HSBC Finance Corp.	4.750%	7/15/13	12,225	12,569
International Lease Finance Corp.	5.400%	2/15/12	20,000	16,200
NYSE Euronext	4.800%	6/28/13	24,540	25,885

Insurance (3.1%)
ACE INA Holdings Inc.	5.700%	2/15/17	15,000	16,110
Aetna Inc.	6.500%	9/15/18	5,395	5,809
Allstate Corp.	7.500%	6/15/13	20,000	22,424
Allstate Corp.	6.200%	5/16/14	7,000	7,739
Allstate Corp.	7.450%	5/16/19	10,000	11,930
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	12,000	12,908
Genworth Global Funding Trusts	5.125%	3/15/11	17,635	17,662
Genworth Global Funding Trusts	5.750%	5/15/13	10,000	9,938
4 Genworth Life Institutional Funding Trust	5.875%	5/3/13	12,000	11,600
Hartford Financial Services Group Inc.	5.500%	10/15/16	16,665	15,596
Hartford Financial Services Group Inc.	6.100%	10/1/41	26,000	21,474
4 Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	19,673
4 MassMutual Global Funding II	3.625%	7/16/12	11,248	11,336
4 Metropolitan Life Global Funding I	5.750%	7/25/11	15,000	15,703
4 Metropolitan Life Global Funding I	2.875%	9/17/12	16,000	16,040
4 Metropolitan Life Global Funding I	5.125%	6/10/14	15,000	15,726
4 Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	28,756
4 New York Life Insurance Co.	5.875%	5/15/33	44,785	42,462
Principal Life Income Funding Trusts	5.125%	3/1/11	18,895	19,666
Prudential Financial Inc.	5.800%	6/15/12	29,165	30,930
Prudential Financial Inc.	5.100%	9/20/14	12,000	12,083
Prudential Financial Inc.	4.750%	6/13/15	21,000	20,957
Travelers Cos. Inc.	5.800%	5/15/18	8,690	9,549
UnitedHealth Group Inc.	5.375%	3/15/16	16,000	16,364
UnitedHealth Group Inc.	6.000%	2/15/18	19,000	19,970

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Real Estate Investment Trusts (1.0%)
Brandywine Operating Partnership LP	5.750%	4/1/12	2,789	2,797
ERP Operating LP	5.750%	6/15/17	10,000	9,964
HCP Inc.	6.000%	1/30/17	20,000	18,914
Simon Property Group LP	5.100%	6/15/15	16,000	15,889
Simon Property Group LP	5.250%	12/1/16	5,000	4,925
Simon Property Group LP	5.875%	3/1/17	25,000	25,400
Simon Property Group LP	6.125%	5/30/18	12,925	13,200
Simon Property Group LP	10.350%	4/1/19	11,270	14,028
4 WEA Finance LLC / WCI Finance LLC	5.700%	10/1/16	7,375	7,057
4 WEA Finance LLC / WT Finance Aust Pty Ltd.	7.500%	6/2/14	25,000	26,983
				2,696,088
Industrial (18.1%)
Basic Industry (1.2%)
BHP Billiton Finance USA Ltd.	4.800%	4/15/13	33,500	35,782
EI Du Pont de Nemours & Co.	4.125%	3/6/13	27,200	28,496
Monsanto Finance Canada Co.	5.500%	7/30/35	15,000	15,425
Praxair Inc.	6.375%	4/1/12	25,000	27,797
Rio Tinto Alcan Inc.	4.875%	9/15/12	10,500	10,869
Rio Tinto Alcan Inc.	4.500%	5/15/13	22,300	22,625
Rio Tinto Finance USA Ltd.	5.875%	7/15/13	25,000	26,790

Capital Goods (2.2%)
3M Co.	6.375%	2/15/28	25,000	29,107
Caterpillar Inc.	6.950%	5/1/42	15,000	17,178
Dover Corp.	4.875%	10/15/15	20,000	20,726
Eaton Corp.	5.750%	7/15/12	15,600	17,079
Eaton Corp.	5.300%	3/15/17	20,000	20,737
Eaton Corp.	6.500%	6/1/25	10,000	10,933
General Dynamics Corp.	4.250%	5/15/13	41,100	43,777
John Deere Capital Corp.	7.000%	3/15/12	25,000	27,886
PACTIV Corp.	8.125%	6/15/17	20,000	22,212
4 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	25,000	27,247
Tyco International Finance SA	6.000%	11/15/13	20,800	22,337
United Technologies Corp.	7.125%	11/15/10	25,000	26,663
United Technologies Corp.	4.875%	5/1/15	15,000	16,403

Communication (5.5%)
AT&T Inc.	6.250%	3/15/11	15,500	16,541
AT&T Inc.	6.500%	9/1/37	50,000	53,598
BellSouth Corp.	6.000%	10/15/11	31,000	33,491
BellSouth Corp.	6.000%	11/15/34	34,000	34,365
4 Cellco Partnership / Verizon Wireless Capital LLC	7.375%	11/15/13	18,000	20,730
4 Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	18,000	19,437
4 Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	12,500	15,506
Comcast Corp.	6.450%	3/15/37	20,000	21,073
Comcast Corp.	6.950%	8/15/37	45,000	50,438
4 COX Communications Inc.	5.875%	12/1/16	40,000	41,941
Deutsche Telekom International Finance BV	8.750%	6/15/30	40,000	51,869
France Telecom SA	7.750%	3/1/11	24,000	25,990
France Telecom SA	8.500%	3/1/31	50,000	68,442
Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	28,606
New Cingular Wireless Services Inc.	8.750%	3/1/31	27,000	35,894
4 News America Inc.	5.650%	8/15/20	4,655	4,766
News America Inc.	6.200%	12/15/34	11,000	10,865

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Telefonica Europe BV	7.750%	9/15/10	25,000	26,482
Time Warner Cable Inc.	5.850%	5/1/17	70,000	73,678
Verizon Communications Inc.	5.250%	4/15/13	10,800	11,687
Verizon Communications Inc.	5.500%	4/1/17	35,000	37,188
Verizon Global Funding Corp.	4.375%	6/1/13	14,500	15,113
Verizon New Jersey Inc.	8.000%	6/1/22	14,585	16,852
Verizon Virginia Inc.	7.875%	1/15/22	16,000	18,193
Vodafone Group PLC	5.450%	6/10/19	26,000	27,075

Consumer Cyclical (1.9%)
4 American Honda Finance Corp.	6.700%	10/1/13	25,000	27,235
CVS Caremark Corp.	4.875%	9/15/14	12,000	12,739
CVS Caremark Corp.	6.125%	8/15/16	25,000	27,440
CVS Caremark Corp.	5.750%	6/1/17	25,000	26,741
Daimler Finance North America LLC	6.500%	11/15/13	5,000	5,371
Lowe’s Cos. Inc.	5.000%	10/15/15	15,901	17,180
McDonald’s Corp.	5.750%	3/1/12	10,000	10,868
Staples Inc.	9.750%	1/15/14	13,450	16,140
Target Corp.	6.350%	1/15/11	16,500	17,555
Target Corp.	5.875%	3/1/12	31,000	33,875
Time Warner Inc.	5.875%	11/15/16	39,000	41,361
Walt Disney Co.	5.625%	9/15/16	20,000	21,881

Consumer Noncyclical (4.8%)
Abbott Laboratories	4.350%	3/15/14	20,000	21,263
Amgen Inc.	6.150%	6/1/18	5,000	5,660
Amgen Inc.	5.700%	2/1/19	8,055	8,844
Anheuser-Busch Cos. Inc.	6.000%	4/15/11	31,125	32,923
AstraZeneca PLC	5.900%	9/15/17	50,000	55,951
Becton Dickinson and Co.	4.550%	4/15/13	25,900	27,307
Bestfoods	6.625%	4/15/28	25,000	29,545
4 Cargill Inc.	6.125%	9/15/36	22,000	22,081
4 Cargill Inc.	6.625%	9/15/37	42,830	46,027
Coca-Cola Co.	5.350%	11/15/17	50,000	54,500
Eli Lilly & Co.	6.000%	3/15/12	10,000	10,990
Eli Lilly & Co.	5.500%	3/15/27	20,000	21,138
Express Scripts Inc.	6.250%	6/15/14	5,065	5,580
General Mills Inc.	5.650%	2/15/19	6,850	7,415
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	10,000	10,626
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	16,562
Johnson & Johnson	3.800%	5/15/13	9,895	10,471
Johnson & Johnson	6.730%	11/15/23	15,000	18,849
Kimberly-Clark Corp.	6.250%	7/15/18	25,000	28,556
Kraft Foods Inc.	5.625%	11/1/11	12,625	13,494
Merck & Co. Inc.	4.000%	6/30/15	13,585	14,217
PepsiCo Inc.	5.150%	5/15/12	43,869	47,705
Pfizer Inc.	5.350%	3/15/15	17,000	18,726
3 Procter & Gamble - Esop	9.360%	1/1/21	21,882	26,990
Procter & Gamble Co.	6.450%	1/15/26	25,000	29,104
Procter & Gamble Co.	5.550%	3/5/37	25,000	27,012
4 SABMiller PLC	6.500%	7/15/18	25,000	27,829
Schering-Plough Corp.	5.550%	12/1/13	16,985	18,666

Energy (1.5%)
Burlington Resources Finance Co.	6.500%	12/1/11	25,000	27,663
ConocoPhillips	7.000%	3/30/29	11,500	13,475

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	25,000	27,536
EnCana Corp.	6.500%	8/15/34	15,000	16,379
EOG Resources Inc.	5.625%	6/1/19	8,285	9,071
Halliburton Co.	5.500%	10/15/10	15,400	16,166
Shell International Finance BV	3.250%	9/22/15	22,000	22,083
Statoilhydro ASA	5.250%	4/15/19	8,895	9,581
Suncor Energy Inc.	5.950%	12/1/34	23,160	22,723
Texaco Capital Inc.	8.625%	4/1/32	25,000	36,278

Other Industrial (0.1%)
Eaton Corp.	5.250%	6/15/35	14,500	14,009

Technology (0.9%)
Dell Inc.	5.875%	6/15/19	18,250	19,526
International Business Machines Corp.	5.700%	9/14/17	41,710	45,935
International Business Machines Corp.	7.000%	10/30/25	25,000	30,486
Oracle Corp.	3.750%	7/8/14	15,000	15,557
Oracle Corp.	6.125%	7/8/39	8,000	8,986
Pitney Bowes Inc.	4.750%	5/15/18	10,000	10,065

Transportation (0.0%)
4 ERAC USA Finance Co.	6.375%	10/15/17	5,000	4,990
				2,496,815
Utilities (6.0%)
Electric (5.9%)
Alabama Power Co.	5.550%	2/1/17	11,765	12,790
Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	16,055
Carolina Power & Light Co.	6.300%	4/1/38	1,625	1,931
Consolidated Edison Co. of New York Inc.	5.625%	7/1/12	16,205	17,637
Consolidated Edison Co. of New York Inc.	4.875%	2/1/13	9,700	10,180
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	50,000	56,387
Duke Energy Carolinas LLC	6.250%	1/15/12	20,000	21,847
Duke Energy Carolinas LLC	5.250%	1/15/18	29,190	31,087
4 EDP Finance BV	6.000%	2/2/18	50,000	54,407
Enel Finance International SA	5.125%	10/7/19	17,000	16,925
4 Enel Finance International SA	6.800%	9/15/37	11,665	13,828
Florida Power & Light Co.	4.850%	2/1/13	12,000	12,810
Florida Power & Light Co.	6.200%	6/1/36	22,452	26,592
Florida Power Corp.	6.650%	7/15/11	25,000	27,130
Georgia Power Co.	5.700%	6/1/17	50,000	55,183
4 Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	11,115	11,270
MidAmerican Energy Holdings Co.	6.500%	9/15/37	35,000	40,426
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	40,000	44,381
National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	12,000	12,738
4 Niagara Mohawk Power Corp.	3.553%	10/1/14	16,500	16,622
NiSource Finance Corp.	6.400%	3/15/18	50,000	50,953
NSTAR Electric Co.	4.875%	10/15/12	20,800	22,499
Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	10,972
PECO Energy Co.	4.750%	10/1/12	12,000	12,799
Potomac Electric Power Co.	6.500%	11/15/37	8,000	9,333
PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,076
SCANA Corp.	6.875%	5/15/11	25,000	26,877
SCANA Corp.	6.250%	2/1/12	28,930	30,937
Southern California Edison Co.	5.000%	1/15/14	11,800	12,696
Southern California Edison Co.	5.500%	8/15/18	25,000	27,564

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Southern Co.	5.300%	1/15/12	20,000	21,496
Virginia Electric and Power Co.	4.750%	3/1/13	16,350	17,220
Virginia Electric and Power Co.	5.950%	9/15/17	50,000	55,122
Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	15,043

Natural Gas (0.1%)
4 DCP Midstream LLC	6.450%	11/3/36	9,375	8,597
				825,410
Total Corporate Bonds (Cost $5,692,695)				6,031,142
Sovereign Bonds (U.S. Dollar-Denominated) (4.3%)
Asian Development Bank	4.500%	9/4/12	40,000	42,320
BK Nederlandse Gemeenten	6.000%	3/26/12	50,000	54,474
European Investment Bank	4.625%	5/15/14	54,000	57,901
European Investment Bank	4.625%	10/20/15	15,000	16,295
^ Export Development Canada	4.625%	4/1/10	25,000	25,359
Hydro Quebec	6.300%	5/11/11	50,000	53,813
Japan Bank for International Cooperation	4.750%	5/25/11	35,000	36,777
Kreditanstalt fuer Wiederaufbau	4.125%	10/15/14	22,000	23,614
Oesterreichische Kontrollbank AG	4.500%	3/9/15	17,000	17,405
Province of Manitoba Canada	4.450%	4/12/10	10,000	10,183
Province of New Brunswick Canada	5.200%	2/21/17	30,000	31,006
Province of Ontario Canada	5.000%	10/18/11	20,000	21,449
Province of Ontario Canada	4.950%	6/1/12	50,000	54,059
Province of Ontario Canada	5.125%	7/17/12	25,000	27,122
Province of Ontario Canada	4.500%	2/3/15	40,000	43,157
Province of Quebec Canada	6.125%	1/22/11	19,500	20,724
Province of Quebec Canada	5.125%	11/14/16	20,000	21,898
4 Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	7,855	8,366
4 Republic of Austria	2.000%	11/15/12	18,170	18,200
Total Sovereign Bonds (Cost $549,649)				584,122
Taxable Municipal Bonds (2.6%)
Chicago Metropolitan Water Reclamation District
of Greater Chicago IL	5.720%	12/1/38	4,445	4,882
Dallas TX Area Rapid Transit Rev.	5.999%	12/1/44	22,485	25,274
Duke Univ. North Carolina Rev.	5.850%	4/1/37	62,165	69,649
Illinois State Tollway Highway Auth.
Toll Highway Rev.	6.184%	1/1/34	10,565	11,831
New Jersey Economic Development Authority	7.425%	2/15/29	46,080	52,450
New Jersey Turnpike Auth. Rev.	7.414%	1/1/40	15,445	19,108
North Texas Tollway Auth. Rev.	6.718%	1/1/49	22,500	25,876
Oregon School Board Assn.	4.759%	6/30/28	15,000	13,076
Port Auth. of New York & New Jersey Rev.	5.859%	12/1/24	6,515	7,247
Port Auth. of New York & New Jersey Rev.	6.040%	12/1/29	3,815	4,212
President and Fellows of Harvard College	6.300%	10/1/37	68,000	71,933
Princeton University	5.700%	3/1/39	13,020	14,315
San Antonio TX Electric & Gas Rev.	5.985%	2/1/39	5,575	6,244
Univ. of California Rev.	5.770%	5/15/43	23,675	25,422
Wisconsin Public Service Rev.	5.700%	5/1/26	9,000	9,198
Total Taxable Municipal Bonds (Cost $340,718)				360,717

Wellesley Income Fund

		Market
		Value•
	Shares	($000)
Common Stocks (38.4%)
Consumer Discretionary (4.0%)
Home Depot Inc.	6,954,700	185,273
Genuine Parts Co.	3,265,700	124,293
McDonald’s Corp.	2,066,100	117,912
VF Corp.	890,220	64,479
Mattel Inc.	3,055,500	56,404
		548,361
Consumer Staples (4.9%)
Kimberly-Clark Corp.	2,909,900	171,626
Philip Morris
International Inc.	2,442,200	119,033
Altria Group Inc.	5,227,000	93,093
HJ Heinz Co.	1,466,000	58,274
Sysco Corp.	2,344,400	58,258
Kraft Foods Inc.	2,168,000	56,953
Unilever NV	1,748,700	50,468
Lorillard Inc.	600,100	44,587
PepsiCo Inc.	528,300	30,990
		683,282
Energy (4.4%)
Chevron Corp.	2,995,700	210,987
BP PLC ADR	3,462,900	184,330
Total SA ADR	2,185,600	129,519
ConocoPhillips	1,679,800	75,860
		600,696
Financials (6.0%)
Toronto-Dominion Bank	2,431,300	156,697
HSBC Holdings PLC	11,555,200	132,313
Bank of Nova Scotia	2,314,300	105,486
Standard Chartered PLC	3,967,808	98,011
^ M&T Bank Corp.	1,389,300	86,581
Marsh &
McLennan Cos. Inc.	3,368,100	83,293
Chubb Corp.	1,206,200	60,805
Aflac Inc.	1,259,400	53,827
Allstate Corp.	1,603,700	49,105
		826,118
Health Care (5.0%)
Merck & Co. Inc.	7,713,350	243,973
Pfizer Inc.	11,918,000	197,243
Johnson & Johnson	2,801,600	170,589
GlaxoSmithKline PLC ADR	1,252,000	49,467
Eli Lilly & Co.	950,800	31,405
		692,677

		Market
		Value•
	Shares	($000)
Industrials (5.8%)
General Electric Co.	8,155,700	133,917
3M Co.	1,767,100	130,412
Eaton Corp.	1,678,300	94,975
Waste Management Inc.	3,154,000	94,052
Emerson Electric Co.	2,157,700	86,481
Illinois Tool Works Inc.	1,783,800	76,186
Stanley Works	1,723,200	73,563
Caterpillar Inc.	1,349,800	69,285
Schneider Electric SA	304,448	30,976
Republic Services Inc.
Class A	472,600	12,557
		802,404
Information Technology (1.9%)
Intel Corp.	5,826,300	114,021
Maxim Integrated
Products Inc.	4,559,600	82,711
Analog Devices Inc.	2,199,000	60,648
		257,380
Materials (1.8%)
EI Du Pont de
Nemours & Co.	3,110,600	99,975
PPG Industries Inc.	1,583,900	92,199
Packaging Corp. of
America	3,040,600	62,028
		254,202
Telecommunication Services (1.7%)
AT&T Inc.	5,675,180	153,287
Verizon
Communications Inc.	1,796,200	54,371
Koninklijke KPN NV	1,447,752	24,050
		231,708
Utilities (2.9%)
Dominion
Resources Inc.	4,295,900	148,208
FPL Group Inc.	1,215,700	67,143
Cia Energetica de
Minas Gerais ADR	4,171,300	63,404
American Electric
Power Co. Inc.	2,019,700	62,590
Exelon Corp.	759,000	37,662
Edison International	758,600	25,474
		404,481
Total Common Stocks
(Cost $4,723,083)		5,301,309

Wellesley Income Fund

				Market
		Maturity		Value•
	Coupon	Date	Shares	($000)
Temporary Cash Investments (1.7%)
Money Market Fund (0.3%)
5,6 Vanguard Market Liquidity Fund	0.267%		36,534,800	36,535

			Face
			Amount
			($000)
Repurchase Agreement (1.4%)
Goldman Sachs & Co. (Dated 9/30/09,
Repurchase Value $199,200,000, collateralized
by Federal National Mortgage Assn.
5.500%, 1/1/39)	0.050%	10/1/09	199,200	199,200
Total Temporary Cash Investments (Cost $235,735)				235,735
Total Investments (100.4%) (Cost $12,871,869)				13,852,402
Other Assets and Liabilities (–0.4%)
Other Assets				183,310
Liabilities[6]				(240,751)
				(57,441)
Net Assets (100%)				13,794,961

Wellesley Income Fund

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	13,650,378
Overdistributed Net Investment Income	(9,872)
Accumulated Net Realized Losses	(826,026)
Unrealized Appreciation (Depreciation)
Investment Securities	980,533
Foreign Currencies	(52)
Net Assets	13,794,961

Investor Shares—Net Assets
Applicable to 401,429,792 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,021,439
Net Asset Value Per Share—Investor Shares	$19.98

Admiral Shares—Net Assets
Applicable to 119,265,533 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,773,522
Net Asset Value Per Share—Admiral Shares	$48.41

•    See Note A in Notes to Financial Statements.
^     Part of security position is on loan to broker-dealers. The total value of securities on loan is $35,405,000.
1    Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2    The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3    The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4    Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the aggregate value of these securities was $691,602,000, representing 5.0% of net assets.
5    Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
6    Includes $36,535,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Dividends[1]	211,039
Interest	409,795
Security Lending	3,964
Total Income	624,798
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,297
Performance Adjustment	947
The Vanguard Group—Note C
Management and Administrative—Investor Shares	14,524
Management and Administrative—Admiral Shares	5,830
Marketing and Distribution—Investor Shares	1,778
Marketing and Distribution—Admiral Shares	1,112
Custodian Fees	97
Auditing Fees	23
Shareholders’ Reports and Proxies—Investor Shares	530
Shareholders’ Reports and Proxies—Admiral Shares	78
Trustees’ Fees and Expenses	21
Total Expenses	31,237
Expenses Paid Indirectly	(297)
Net Expenses	30,940
Net Investment Income	593,858
Realized Net Gain (Loss)
Investment Securities Sold	(772,036)
Swap Contracts	(2,851)
Foreign Currencies	1,310
Realized Net Gain (Loss)	(773,577)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,274,035
Foreign Currencies	159
Change in Unrealized Appreciation (Depreciation)	1,274,194
Net Increase (Decrease) in Net Assets Resulting from Operations	1,094,475
1 Dividends are net of foreign withholding taxes of $2,594,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	593,858	612,247
Realized Net Gain (Loss)	(773,577)	182,785
Change in Unrealized Appreciation (Depreciation)	1,274,194	(1,692,503)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,094,475	(897,471)
Distributions
Net Investment Income
Investor Shares	(346,058)	(364,914)
Admiral Shares	(250,014)	(260,360)
Realized Capital Gain
Investor Shares	(116,598)	(91,938)
Admiral Shares	(82,204)	(63,822)
Total Distributions	(794,874)	(781,034)
Capital Share Transactions
Investor Shares	565,289	230,342
Admiral Shares	533,245	356,129
Net Increase (Decrease) from Capital Share Transactions	1,098,534	586,471
Total Increase (Decrease)	1,398,135	(1,092,034)
Net Assets
Beginning of Period	12,396,826	13,488,860
End of Period[1]	13,794,961	12,396,826
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($9,872,000) and ($8,478,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$19.60	$22.30	$21.95	$21.66	$21.11
Investment Operations
Net Investment Income	.914	.981	.933	.904	.851
Net Realized and Unrealized Gain (Loss)
on Investments	.703	(2.421)	1.015	.673	.592
Total from Investment Operations	1.617	(1.440)	1.948	1.577	1.443
Distributions
Dividends from Net Investment Income	(.916)	(1.002)	(.926)	(.903)	(.855)
Distributions from Realized Capital Gains	(.321)	(.258)	(.672)	(.384)	(.038)
Total Distributions	(1.237)	(1.260)	(1.598)	(1.287)	(.893)
Net Asset Value, End of Period	$19.98	$19.60	$22.30	$21.95	$21.66

Total Return[1]	9.01%	–6.72%	9.16%	7.61%	6.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,021	$7,281	$8,038	$7,580	$7,954
Ratio of Total Expenses to
Average Net Assets[2]	0.31%	0.25%	0.25%	0.25%	0.24%
Ratio of Net Investment Income to
Average Net Assets	5.00%	4.60%	4.21%	4.21%	3.98%
Portfolio Turnover Rate	53%	27%	21%	19%	18%

1	Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.00%, (0.01%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$47.48	$54.02	$53.18	$52.47	$51.16
Investment Operations
Net Investment Income	2.259	2.430	2.312	2.247	2.121
Net Realized and Unrealized Gain (Loss)
on Investments	1.713	(5.865)	2.454	1.638	1.413
Total from Investment Operations	3.972	(3.435)	4.766	3.885	3.534
Distributions
Dividends from Net Investment Income	(2.264)	(2.480)	(2.298)	(2.245)	(2.131)
Distributions from Realized Capital Gains	(.778)	(.625)	(1.628)	(.930)	(.093)
Total Distributions	(3.042)	(3.105)	(3.926)	(3.175)	(2.224)
Net Asset Value, End of Period	$48.41	$47.48	$54.02	$53.18	$52.47

Total Return	9.14%	–6.63%	9.25%	7.74%	7.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,774	$5,116	$5,450	$4,618	$4,027
Ratio of Total Expenses to
Average Net Assets[1]	0.21%	0.15%	0.15%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	5.10%	4.70%	4.31%	4.32%	4.05%
Portfolio Turnover Rate	53%	27%	21%	19%	18%
1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.00%, (0.01%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific bond issuer. The fund has purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an upfront payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is

Wellesley Income Fund

physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of such reference entity or pursuant to a pre-agreed upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Wellesley Income Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Barclays Capital U.S. Credit A or Better Bond Index and a stock component. The stock component is represented by the S&P 500/Citigroup Value Index, the S&P Utilities Index, and the S&P Integrated Telecommunications Services Index for periods through September 30, 2007, and by the FTSE High Dividend Yield Index beginning October 1, 2007. The benchmark change will be fully phased in by September 2010. For the year ended September 30, 2009, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before an increase of $947,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2009, the fund had contributed capital of $2,859,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2009, these arrangements reduced the fund’s management and administrative expenses by $292,000 and custodian fees by $5,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Wellesley Income Fund

The following table summarizes the fund’s investments as of September 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,339,377	—
Corporate Bonds	—	6,031,142	—
Sovereign Bonds	—	584,122	—
Taxable Municipal Bonds	—	360,717	—
Common Stocks	5,015,959	285,350	—
Temporary Cash Investments	36,535	199,200	—
Total	5,052,494	8,799,908	—

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2009, the fund realized net foreign currency gains of $1,310,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $490,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at September 30, 2009, the fund had $12,973,000 of ordinary income available for distribution. The fund realized losses of $825,836,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $12,871,869,000. Net unrealized appreciation of investment securities for tax purposes was $980,533,000, consisting of unrealized gains of $1,272,920,000 on securities that had risen in value since their purchase and $292,387,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2009, the fund purchased $4,911,655,000 of investment securities and sold $4,214,403,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,043,629,000 and $1,968,670,000, respectively.

Wellesley Income Fund

H. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,583,179	86,433	1,195,037	56,068
Issued in Lieu of Cash Distributions	421,570	23,065	415,678	19,791
Redeemed	(1,439,460)	(79,544)	(1,380,373)	(64,877)
Net Increase (Decrease)—Investor Shares	565,289	29,954	230,342	10,982
Admiral Shares
Issued	1,091,211	24,462	837,701	16,152
Issued in Lieu of Cash Distributions	275,479	6,219	268,766	5,282
Redeemed	(833,445)	(19,164)	(750,338)	(14,578)
Net Increase (Decrease)—Admiral Shares	533,245	11,517	356,129	6,856

I. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 10, 2009, for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellesley Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 10, 2009

Special 2009 tax information (unaudited) for Vanguard Wellesley Income Fund

This information for the fiscal year ended September 30, 2009, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The fund distributed $198,802,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $196,311,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 30.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellesley Income Fund Investor Shares[1]
Periods Ended September 30, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	9.01%	5.01%	6.53%
Returns After Taxes on Distributions	7.21	3.44	4.59
Returns After Taxes on Distributions and Sale of Fund Shares	6.37	3.60	4.62

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	3/31/2009	9/30/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,205.50	$1.66
Admiral Shares	1,000.00	1,205.92	1.11
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.56	$1.52
Admiral Shares	1,000.00	1,024.07	1.01

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.30% for Investor Shares and 0.20% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Wellesley Income Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of the advisor was in the best interest of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm has advised the fund since its inception in 1970. The board also noted that the senior portfolio managers of the fund each have over two decades of investment industry experience. The managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has seen significant growth in assets in the past decade. The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that the results have been solid. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees

John J. Brennan1

Born 1954. Trustee Since May 1987. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group; Chief Executive Officer (1996–2008) and President (1989–2008) of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Chairman of the Financial Accounting Foundation; Governor of the Financial Industry Regulatory Authority (FINRA); Director of United Way of Southeastern Pennsylvania.

F. William McNabb III1

Born 1957. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: Director of The Vanguard Group, Inc., since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Charles D. Ellis

Born 1937. Trustee Since January 2001. Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the Boy Scouts of America, Amerigroup Corporation (direct health and medical insurance carriers), and Monroe Community College Foundation.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Board Member of American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Trustee of The Conference Board.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer since 2006 (retired 2008) and Member of the Executive Committee (retired 2008) of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer of Johnson & Johnson (1997–2005); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School; Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services); Deputy Chairman of the Federal Reserve Bank of Cleveland.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President since 2007 and Chief Operating Officer since 2005 of Corning Incorporated (communications equipment); President of Corning Technologies (2001–2005); Director of Corning Incorporated and Dow Corning; Trustee of the Corning Incorporated Foundation and the Corning Museum of Glass; Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Thomas J. Higgins1

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt1

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam1

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
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Connect with Vanguard® > www.vanguard.com

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

CFA® is a trademark owned by CFA Institute.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

Q270 112009